Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of June 30, 2017 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Credit Score Range” table, which reflects receivables balances as of June 30, 2017, and the composition of accounts by FICO® credit score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Lowe’s	$2,454,875,876	19.9%	1,879,917	11.9%
JCPenney	2,363,368,747	19.1%	4,371,032	27.8%
Sam’s Club Dual Card	1,579,073,583	12.8%	1,277,855	8.1%
Wal-Mart (1)	1,540,091,728	12.5%	1,235,258	7.8%
Sam’s Club(1)	1,297,831,539	10.5%	1,823,203	11.6%
Gap Family Dual Card(2)	1,290,476,910	10.4%	1,290,046	8.2%
Belk	783,139,343	6.3%	1,509,807	9.6%
Gap(3)	445,096,230	3.6%	1,251,961	8.0%
Chevron	230,600,029	1.9%	833,843	5.3%
JCPenney Dual Card	114,408,550	0.9%	82,091	0.5%
Other	255,089,389	2.1%	190,804	1.2%
Total	$12,354,051,925	100.0%	15,745,817	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$($15,363,745)	-0.1%	262,316	1.7%
No Balance	-	0.0%	5,953,221	37.8%
$0.01-$500.00	780,553,219	6.3%	4,893,625	31.1%
$500.01-$1,000.00	859,420,205	7.0%	1,184,097	7.5%
$1,000.01-$2,000.00	1,894,573,114	15.3%	1,302,044	8.3%
$2,000.01-$3,000.00	1,903,057,011	15.4%	773,356	4.9%
$3,000.01-$4,000.00	1,679,542,020	13.6%	484,379	3.1%
$4,000.01-$5,000.00	1,577,580,454	12.8%	350,900	2.2%
$5,000.01-$6,000.00	1,241,386,908	10.0%	226,828	1.4%
$6,000.01-$7,000.00	829,831,775	6.7%	128,401	0.8%
$7,000.01-$8,000.00	613,185,904	5.0%	82,161	0.5%
$8,000.01-$9,000.00	432,296,479	3.5%	51,078	0.3%
$9,000.01-$10,000.00	317,317,176	2.6%	33,515	0.2%
$10,000.01-$15,000.00	200,502,145	1.6%	17,810	0.1%
$15,000.01-$20,000.00	24,821,845	0.2%	1,488	0.0%
$20,000.01 or more	15,347,412	0.1%	598	0.0%
Total	$12,354,051,925	100.0%	15,745,817	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$79,784,059	0.6%	742,282	4.7%
$500.01-$1,000.00	195,675,913	1.6%	882,944	5.6%
$1,000.01-$2,000.00	792,036,963	6.4%	3,290,176	20.9%
$2,000.01-$3,000.00	1,147,695,720	9.3%	2,755,490	17.5%
$3,000.01-$4,000.00	1,172,945,952	9.5%	1,708,565	10.9%
$4,000.01-$5,000.00	1,590,155,764	12.9%	1,576,208	10.0%
$5,000.01-$6,000.00	1,639,471,622	13.3%	1,249,963	7.9%
$6,000.01-$7,000.00	1,148,847,823	9.3%	784,870	5.0%
$7,000.01-$8,000.00	1,214,875,788	9.8%	824,952	5.2%
$8,000.01-$9,000.00	852,770,065	6.9%	462,444	2.9%
$9,000.01-$10,000.00	1,773,212,812	14.4%	1,085,610	6.9%
$10,000.01 or more	746,579,444	6.0%	382,313	2.4%
Total	$12,354,051,925	100.0%	15,745,817	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	-	0.0%	-	0.0%
Over 36 Months to 48 Months	-	0.0%	-	0.0%
Over 48 Months to 60 Months	357,918,055	2.9%	427,959	2.7%
Over 60 Months to 72 Months	924,692,708	7.5%	1,040,256	6.6%
Over 72 Months to 84 Months	915,296,796	7.4%	1,079,799	6.9%
Over 84 Months to 96 Months	1,017,190,843	8.2%	1,119,663	7.1%
Over 96 Months to 108 Months	1,023,815,031	8.3%	1,086,170	6.9%
Over 108 Months to 120 Months	1,273,439,451	10.3%	1,287,112	8.2%
Over 120 Months	6,841,699,042	55.4%	9,704,858	61.6%
Total	$12,354,051,925	100.0%	15,745,817	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of June 30, 2017 for each of the retailers included in the trust portfolio.

Composition by Billing Address

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,196,086,734	9.7%	1,380,568	8.8%
California	917,314,772	7.4%	1,444,141	9.2%
Florida	774,990,954	6.3%	1,010,227	6.4%
North Carolina	701,303,919	5.7%	883,607	5.6%
New York	586,527,793	4.7%	797,605	5.1%
Other	8,177,827,753	66.2%	10,229,669	65.0%
Total	$12,354,051,925	100.0%	15,745,817	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$11,627,035,947	94.1%	15,352,934	97.5%
1 – 29 Days	374,557,618	3.0%	246,284	1.6%
30 – 59 Days	109,350,723	0.9%	54,838	0.3%
60 – 89 Days	78,102,233	0.6%	32,491	0.2%
90 – 119 Days	58,664,603	0.5%	22,196	0.1%
120 – 149 Days	57,479,343	0.5%	20,263	0.1%
150 or More Days	48,861,457	0.4%	16,811	0.1%
Total	$12,354,051,925	100.0%	15,745,817	100.0%

The following table reflects receivables as of June 30, 2017, and the composition of accounts by FICO® credit score as most recently refreshed:

Composition by FICO® Credit Score Range

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$713,155,512	5.8%
600 to 659	2,094,176,261	17.0%
660 to 719	4,823,530,090	39.0%
720 and above	4,655,123,421	37.7%
No Score	68,066,641	0.6%
Total	$12,354,051,925	100.0%

________

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

Collateral For the Notes

The following information regarding the trust portfolio is as of June 30, 2017:

•	total transferred receivables: $12,354,051,925
•	principal receivables: $11,927,235,770
•	finance charge receivables: $426,816,155
•	total number of accounts designated to the trust portfolio: 15,745,817

As of June 30, 2017:

•	The accounts designated for the trust portfolio had an average total receivable balance of approximately $785 and an average credit limit of approximately $4,138.
•	For accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 19.0%.
•	The average age of the accounts designated for the trust portfolio was approximately 154 months.

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns and fraudulent charges. For the twelve months ended June 30, 2017, the average monthly balance reduction rate for the approved portfolio of accounts attributable to such returns and fraud was 0.85%.

Payment Rates

The following Cardholder Monthly Payment Rates table sets forth the highest and lowest cardholder monthly payment rates on the credit card accounts in the trust portfolio during any Monthly Period in the Securitization Reporting Years or portion thereof, as applicable, shown, in each case calculated as a percentage of the Principal Receivables Outstanding as of the first day of each Monthly Period during the Securitization Reporting Years or portion thereof, as applicable, shown. Payment rates shown in the table are based on amounts that would be deemed payments of principal receivables with respect to the accounts. For purposes of these calculations, Principal Receivables Outstanding are principal receivables included in the trust portfolio in the period indicated. Each Securitization Reporting Year is the period of twelve Monthly Periods ending on December 21st of the related calendar year.

The Payment Status table in this section shows the average for all billing cycles in the period indicated of the payments made on the receivables that fall within each of the following categories: (1) less than minimum payment, (2) minimum payment, (3) greater than minimum payment, but less than full payment and (4) full payment or greater than full payment. For any billing cycle, the percentage of payments in each category is calculated by dividing the number of accounts with payments in that category by the total amount of all accounts that were required to make payments on the receivables.

Although we have provided historical data concerning the payment rates on the receivables and the percentage of the receivables falling in each payment category, because of the factors described in the Prospectus under “Risk Factors,” we cannot provide you with any assurance that the levels and timing of payments on receivables in the trust portfolio from time to time will be similar to the historical experience described in the following tables for the trust portfolio or that deposits into the principal accumulation account will equal the applicable controlled accumulation amount. The trust may shorten the controlled accumulation period and, in that event, we cannot provide any assurance that there will be sufficient time to accumulate all amounts necessary to pay the outstanding principal amount of the Series 2017-1 notes on the expected principal payment date.

Cardholder Monthly Payment Rates

	Six Months Ended June 30,	Securitization Reporting Year
	2017	2016	2015	2014	2013	2012
Lowest Month	12.97%	12.90%	12.34%	12.43%	12.60%	13.01%
Highest Month	14.48%	14.47%	14.11%	13.69%	13.99%	15.40%
Monthly Average	13.97%	13.65%	13.28%	13.05%	13.36%	14.26%

Payment Status

	Percentage of Accounts
	Six Billing Cycles Ended in June 2017	Twelve Billing Cycles Ended in December 2016	Twelve Billing Cycles Ended in December 2015	Twelve Billing Cycles Ended in December 2014	Twelve Billing Cycles Ended in December 2013	Twelve Billing Cycles Ended in December 2012
Less than Minimum Payment	8.2%	8.47%	8.81%	9.82%	10.50%	10.70%
Minimum Payment	15.5%	16.07%	16.55%	16.76%	16.85%	15.96%
Greater than Minimum Payment, Less than Full Payment	39.2%	39.45%	40.25%	41.00%	41.09%	42.38%
Full Payment or Greater than Full Payment	37.1%	36.02%	34.39%	32.42%	31.56%	30.95%

We cannot assure you that the cardholder monthly payment rates or the payment experience for the trust portfolio in the future will be similar to the historical experience set forth in the tables above. In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and changes in minimum payment formulas.